Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN F. BROCK, Chief Executive Officer and Chairman of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ JOHN F. BROCK
JOHN F. BROCK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAN BENNINK , Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ JAN BENNINK
JAN BENNINK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan

and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ CALVIN DARDEN
CALVIN DARDEN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ L. PHILLIP HUMANN
L. PHILLIP HUMANN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, ORRIN H. INGRAM II, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ ORRIN H. INGRAM II
ORRIN H. INGRAM II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, THOMAS H. JOHNSON, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ THOMAS H. JOHNSON
THOMAS H. JOHNSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUZANNE B. LABARGE, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ SUZANNE B. LABARGE
SUZANNE B. LABARGE

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, VÉRONIQUE MORALI, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ VERONIQUE MORALI
VÉRONIQUE MORALI

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, ANDREA SAIA, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ ANDREA SAIA
ANDREA SAIA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARRY WATTS, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ GARRY WATTS
GARRY WATTS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CURTIS WELLING, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ CURTIS WELLING
CURTIS WELLING

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PHOEBE A. WOOD, Director of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ PHOEBE A. WOOD
PHOEBE A. WOOD

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MANIK JHANGIANI, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ MANIK JHANGIANI
Manik Jhangiani, Senior Vice President
and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUZANNE D. PATTERSON, Vice President, Controller and Chief Accounting Officer of Coca-Cola Enterprises, Inc. (the "Company"), do hereby appoint Suzanne N. Forlidas, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the following deferred compensation plans:

Registration of $20,000,000 in deferred compensation obligations under the Deferred Compensation Plan for Non-Employee Directors and the Coca-Cola Enterprises, Inc. Supplemental Savings Plan
and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2014.

/S/ SUZANNE D. PATTERSON
SUZANNE D. PATTERSON